CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : May 1999

Beginning of the Month Principal Receivables :                                                                  10,506,381,157.49
                                                                                                             --------------------
Beginning of the Month Finance Charge Receivables :                                                                349,554,234.60
                                                                                                             --------------------
Beginning of the Month Discounted Receivables :                                                                              0.00
                                                                                                             --------------------
Beginning of the Month Total Receivables :                                                                      10,855,935,392.09
                                                                                                             --------------------

Removed Principal Receivables :                                                                                              0.00
                                                                                                             --------------------
Removed Finance Charge Receivables :                                                                                         0.00
                                                                                                             --------------------
Removed Total Receivables :                                                                                                  0.00
                                                                                                             --------------------

Additional Principal Receivables :                                                                                           0.00
                                                                                                             --------------------
Additional Finance Charge Receivables :                                                                                      0.00
                                                                                                             --------------------
Additional Total Receivables :                                                                                               0.00
                                                                                                             --------------------

Discounted Receivables Generated this Period                                                                                 0.00
                                                                                                             --------------------

End of the Month Principal Receivables :                                                                        10,139,418,602.88
                                                                                                             --------------------
End of the Month Finance Charge Receivables :                                                                      339,422,377.23
                                                                                                             --------------------
End of the Month Discounted Receivables :                                                                                    0.00
                                                                                                             --------------------
End of the Month Total Receivables :                                                                            10,478,840,980.11
                                                                                                             --------------------

Excess Funding Account Balance                                                                                               0.00
                                                                                                             --------------------

Adjusted Invested Amount of all Master Trust Series                                                              9,230,976,583.86
                                                                                                             --------------------

End of the Month Seller Percentage                                                                                          8.96%
                                                                                                             --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : May 1999                                                                   ACCOUNTS                RECEIVABLES
                                                                                            --------                -----------

End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                    141,698           171,444,700.09
                                                                                       -----------------     --------------------
      60 - 89 Days Delinquent                                                                     79,112           107,940,508.94
                                                                                       -----------------     --------------------
      90 + Days Delinquent                                                                       143,083           212,304,826.12
                                                                                       -----------------     --------------------

      Total 30 + Days Delinquent                                                                 363,893           491,690,035.15
                                                                                       -----------------     --------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                            4.69%
                                                                                                             --------------------

Defaulted Accounts During the Month                                                               48,533            51,352,830.79
                                                                                       -----------------     --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        5.87%
                                                                                                             --------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)

MONTHLY PERIOD : May 1999                                                                  COLLECTIONS              PERCENTAGES
                                                                                           -----------              -----------

Total Collections and Gross Payment Rate                                                 1,421,417,036.87                   13.09%
                                                                                       ------------------      ------------------

Collections of Principal Receivables and Principal Payment Rate                          1,208,746,595.74                   11.50%
                                                                                       ------------------      ------------------

      Prior Month Billed Finance Charge and Fees                                           171,643,014.01
                                                                                       ------------------
      Amortized AMF Income                                                                  12,865,574.07
                                                                                       ------------------
      Interchange Collected                                                                 12,320,694.92
                                                                                       ------------------
      Recoveries of Charged Off Accounts                                                    14,797,123.40
                                                                                       ------------------
      Collections of Discounted Receivables                                                          0.00
                                                                                       ------------------

Collections of Finance Charge Receivables and Annualized Yield                             211,626,406.40                   24.17%
                                                                                       ------------------      ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)

MONTHLY PERIOD : May 1999

Beginning Unamortized AMF Balance                                                                                   65,567,816.06
                                                                                                               ------------------
+     AMF Slug                                                                                       0.00
                                                                                       ------------------

+     AMF Collections                                                                       13,909,608.80
                                                                                       ------------------
-     Amortized AMF Income                                                                  12,865,574.07
                                                                                       ------------------
Ending Unamortized AMF Balance                                                                                      66,611,850.79
                                                                                                               ------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : May 1999

Gross Principal Payment Rate                                                                        11.50%
                                                                                       ------------------

May 17, 1994   3% Discount of Addition                                                                              50,184,973.92
                                                                                                               ------------------
      Total Discounted Receivables Collections as of Beginning of Month                     50,184,973.92
                                                                                       ------------------
      Collections of Discounted Receivables Current Month                                            0.00
                                                                                       ------------------
Discounted Receivables to be Collected                                                                                       0.00
                                                                                                               ------------------





                                                /s/ Charles Kim
                                                -------------------------------
                                                Charles Kim
                                                Securitization Manager

                                                                   PAGE 8 OF 43